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                                                                  Exhibit (a)(8)

FOR BENEFICIAL HOLDERS.

       This Broker Commission Form is to be completed by a beneficial holder of common stock, par value $1.00 per share ("Common Shares") or cumulative voting convertible preferred stock, Series B, par value $1.00 per share ("Preferred Shares", and together with the Common Shares, the "Shares") of Old Stone Corporation, a Rhode Island corporation, ("Old Stone") wishing to designate a broker (the "Soliciting Broker") to receive from Manticore Properties II, L.P., a Delaware limited partnership, (the "Purchaser") a $0.10 per share commission with respect to Common Shares and/or a $0.40 per share commission with respect to Preferred Shares (the "Broker Commission") based on the number of Shares validly tendered prior 12:00 Midnight, Eastern daylight savings time, on Tuesday, June 3, 2003 ("the Expiration Date"), and not withdrawn, to the Purchaser pursuant to, and subject to the conditions set forth in the Offer to Purchase dated as of May 5, 2003 (the "Offer to Purchase") (which, together with the related Letter of Transmittal to tender Preferred Shares and/or the Letter of Transmittal to tender the Common
Shares, in each case, as amended from time to time, constitute the "Offer"). Upon completion of this Broker Commission Form, the beneficial holder should send this Broker Commission Form, along with the holder's instructions to the registered holder, to the Soliciting Broker designated herein. The Soliciting Broker should then send this Broker Commission Form, along with the beneficial holder's instructions, to the appropriate registered holder of Shares, which will be responsible for forwarding this Broker Commission Form along with the related Letter(s) of Transmittal to The Bank of New York (the "Depositary"). To be valid, this Broker Commission Form must be received by the Depositary no later than the Expiration Date together with the related Letter(s) of Transmittal with respect to the Preferred Shares and/or Common Shares tendered by the beneficial holder and the certificate(s) representing the tendered Shares as specified in Section 3 of the Offer to Purchase.

FOR REGISTERED HOLDERS IN CERTIFICATED FORM.

       If the beneficial holder completing this Broker Commission Form is also the registered holder of Shares, the beneficial holder should complete this Broker Commission Form and send it, along with the related Letter(s) of Transmittal, to the Soliciting Broker designated herein. The Soliciting Broker should then forward this Broker Commission Form and the related Letter(s) of Transmittal directly to the Depositary prior to the Expiration Date. To be valid, this Broker Commission Form must be received by the Depositary by the Expiration Date, together with the related Letter(s) of Transmittal and the certificates representing the tendered Shares.

                             BROKER COMMISSION FORM
               TO ACCOMPANY THE LETTER(S) OF TRANSMITTAL TO TENDER
    SHARES OF CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B AND/OR
                 SHARES OF COMMON STOCK OF OLD STONE CORPORATION
  PURSUANT TO THE OFFER TO PURCHASE UP TO 3,813,591 SHARES OF COMMON STOCK AND UP TO 478,080 SHARES OF CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B
                                       OF
                              OLD STONE CORPORATION
                              DATED MAY 5, 2003 BY
                          MANTICORE PROPERTIES II, L.P.
       Please read and follow the accompanying instructions carefully and deliver to the Depositary:

                              THE BANK OF NEW YORK
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            BY MAIL:                FACSIMILE TRANSMISSION:             BY HAND/OVERNIGHT:
      THE BANK OF NEW YORK         (FOR ELIGIBLE INSTITUTIONS      TENDER & EXCHANGE DEPARTMENT
 TENDER AND EXCHANGE DEPARTMENT              ONLY)                      101 BARCLAY STREET
        P.O. BOX 859208                  (212) 815-6433             RECEIVE AND DELIVER WINDOW
    BRAINTREE, MA 02185-9208                                             NEW YORK, NEW YORK 10286
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                              FOR CONFIRMATION ONLY
                                   TELEPHONE:
                                  (212)815-6212

                        FOR FURTHER INFORMATION CONTACT:

                              D.F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 549-6650
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       The undersigned hereby designates the Soliciting Broker set forth below to receive the Broker Commission, consisting of a $0.40 commission for each Preferred Share and a $0.10 commission for each Common Share of Common Shares and/or Preferred Shares, as applicable, respectively, designated below that will be tendered by the undersigned (or its nominee) pursuant to the Offer to Purchase, as more fully described therein, and to which this form relates. The undersigned recognizes that this Broker Commission Form should only be filled out if the undersigned's exercise of its rights to tender any Shares was solicited or encouraged by the Soliciting Broker. The undersigned is not obligated and should not complete this Broker Commission Form if the designated Soliciting Broker did not solicit the tender of any or all of the undersigned's Shares.

       In designating the Soliciting Broker as the recipient of such Broker Commission, the undersigned hereby certifies to the Depositary and to Manticore II that:

1. The undersigned is the beneficial holder of Old Stone Preferred Shares and/or Common Shares, as the case may be, to which this form and Broker Commission relate;

2. The undersigned has completed a Letter(s) of Transmittal, or has completed instructions for its nominee holder to complete a Letter(s) of Transmittal, to tender a number of Common Shares and/or Preferred Shares, in each case, equal to or greater than the number of Common Shares and/or Preferred Shares set forth herein; and

3. The Soliciting Broker designated herein solicited or encouraged the undersigned's tender of Shares pursuant to the Offer to Purchase for which the Broker Commission will be paid.

       The undersigned acknowledges that, if any of the above certifications are untrue, or the Depositary fails to receive this Broker Commission Form, together with the accompanying Letter(s) of Transmittal (which is/are to be completed by the registered holder of the Common Shares and/or the Preferred Shares) by the Expiration Date, the Purchaser has the option, in its sole discretion, not to pay any Broker Commission to the Soliciting Broker.

       If the undersigned is the beneficial holder of Common Shares and/or Preferred Shares but not the registered holder of such Common Shares and/or Preferred Shares, as applicable, the undersigned acknowledges that it should complete this Broker Commission Form and send it, together with the appropriate instructions to the registered holder, to the Soliciting Broker so that the Soliciting Broker can forward such materials to the appropriate registered holder. The documents should be sent sufficiently in advance so that the registered holder has adequate time to complete the related Letter(s) of Transmittal and forward it/them, together with the Broker Commission Letter and the certificates representing the tendered Shares, to the Depositary prior to the Expiration Date.

       If the undersigned is both the beneficial holder and registered holder of Common Shares and/or Preferred Shares, the undersigned acknowledges that it should complete this Broker Commission Form, and send it, together with the related Letter of Transmittal(s) and the certificates representing the tendered Shares, to the Soliciting Broker so that he or she can forward such materials to the Depositary prior to the Expiration Date.

       The undersigned acknowledges that only one Brokerage Commission may be paid per Common Share or Preferred Share tendered pursuant to the Offer to Purchase, and that the undersigned may not designate more than one Soliciting Broker to receive a Broker Commission for each Common Share or Preferred Share validly tendered, and not withdrawn, pursuant to the Offer to Purchase. The undersigned also acknowledges that no person may receive a Broker Commission unless such person is (1) a broker or dealer in securities, which is a member of any national securities exchange or of the National Association of Securities Dealers. Inc. ("NASD"), or (2) a bank or trust company legally authorized to receive such fees. Upon the terms and subject to the conditions set forth in this Broker Commission Form, the Offer to Purchase and the related documents, the Purchaser will pay or cause to be paid the appropriate Broker Commission after the Purchaser's acceptance of the validly tendered Shares, and not validly withdrawn, prior to the Expiration Date pursuant to, and subject to the conditions set forth in the Offer to Purchase.

       The undersigned authorizes the Depositary to follow any election to tender and to rely upon all representations, certifications and instructions contained in this Broker Commission Form.

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       This Redemption Certification instructs the Depositary that the undersigned hereby designates the following broker to be paid the Broker Commission in connection with the exercise of the undersigned's rights to tender Shares pursuant to the Offer to Purchase.

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---------------------------------------------------  ---------------------------------------------------
CERTIFICATIONS                                       Number of Shares of Common Shares or Preferred
                                                     Shares tendered pursuant to the Offer to Purchase
Check all of the following that apply:               and for Which a Broker Commission Should Be Paid to
                                                     the Soliciting Broker:
/ /    The undersigned is the beneficial holder of   Common Shares: _______________________
       Common Shares and/or Preferred Shares         Preferred Shares: ____________________
       to which this form and broker commission
       relates;

/ /    The undersigned has completed a Letter of     ___________________________________________________
       Transmittal to tender Common Shares and/or                  (Signature(s) of Owner(s))
       Preferred Shares, or has completed
       instructions for its nominee holder to
       complete such Letter of Transmittal, to       Name:______________________________________________
       tender a number of Common Shares and/or                          (Please Print)
       Preferred Shares equal to or greater than
       the number of Common Shares and/or
       Preferred Shares set forth herein; and        Capacity:__________________________________________

/ /    The Soliciting Broker designated herein
       solicited or encouraged the undersigned's     Address:___________________________________________
       tender of its Shares for which the Broker                       (Include Zip Code)
       Commission will be paid.
                                                     Area Code and
       ____________________________________________  Telephone Number___________________________________

                                                     Account No.:_______________________________________

                                                     ___________________________________________________
                                                        Social Security or other Identification Number

PLEASE NOTE THAT ALL OF THE BOXES ABOVE MUST BE      Dated:_____________________________________________
CHECKED IN ORDER FOR THE DESIGNATED SOLICITING
BROKER TO BE PAID THE BROKER COMMISSION.
---------------------------------------------------  ---------------------------------------------------
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                                         SOLICITING BROKER

       The above signed represents that the Soliciting Broker is:

Name of Firm: _______________________________________________________________________________________
                                           (Please Print)

Name of Individual Broker: __________________________________________________________________________

Telephone Number of Individual Broker: ______________________________________________________________

Address: ____________________________________________________________________________________________
                                            (Include Zip Code)

       The acceptance of the Broker Commission by the Soliciting Broker will constitute a representation by the Soliciting Broker that (1) it has complied with the applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions set forth in this Broker Commission Form; and
(3) in soliciting the exercise of subscription rights, it has used no solicitation materials other than those furnished by the Purchaser.
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                                 SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm: _______________________________________________________________________________________________
                                              (Please Print)

Attention: __________________________________________________________________________________________

Address: ____________________________________________________________________________________________

Phone Number: ___________________ Taxpayer Identification or Social Security Number: ________________

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                                  INSTRUCTIONS

  PLEASE READ THE OFFER TO PURCHASE AND THE REST OF THIS BROKER COMMISSION FORM
                 PRIOR TO COMPLETING THIS BROKER COMMISSION FORM

       To be effective, this Broker Commission Form must be received, together with the related Letter(s) of Transmittal, by the Depositary no later than 12:00 Midnight, Eastern daylight savings time, on June 3, 2003 (the "Expiration Date").

1.     DELIVERY INSTRUCTIONS AND TIMING

       (A) GENERAL. This Broker Commission Form must be completed by a beneficial holder of Common Shares or Preferred Shares who will tender to the Purchaser, some or all of its Preferred Shares or Common Shares pursuant to, and subject to the conditions set forth in the Offer to Purchase at $1.00 per Common Share and $10.00 per Preferred Share, respectively. In order for the $0.40 brokerage commission with respect to the Preferred Shares and/or the $0.10 brokerage commission with respect to the Common Shares to be paid to the designated Soliciting Broker, this Broker Commission Form must be received, together with the related Letters of Transmittal and the certificates representing the tendered Common Shares and/or Preferred Shares, by the Depositary prior to the Expiration Date, at the appropriate address set forth on the front of this Broker Commission Form.

       (B) ADDITIONAL INSTRUCTIONS FOR BENEFICIAL HOLDERS WHO ARE NOT REGISTERED HOLDERS. If the beneficial holder completing this Broker Commission Form is not the registered holder of Old Stone Common Shares and/or Preferred Shares who must complete the related Letter(s) of Transmittal, the beneficial holder should send this Broker Commission Form, together with such holder's instructions, to the Soliciting Broker, which will send such materials to the registered holder. Such materials should be sent sufficiently in advance so that the registered holder may complete the related Letter(s) of Transmittal and deliver such form, together with this Broker Commission Form and the certificates representing the tendered Common Shares and/or Preferred Shares, to Depositary by the Expiration Date.

       (C) ADDITIONAL INSTRUCTIONS FOR BENEFICIAL HOLDERS WHO ARE REGISTERED HOLDERS. If the holder completing this Broker Commission Form is both the beneficial holder and registered holder of Common Shares and/or Preferred Shares, the beneficial holder should send this Broker Commission Form, together with the related Letter(s) of Transmittal and the certificates representing the tendered Shares, to the Soliciting Broker. Such materials should be sent sufficiently in advance so that the Soliciting Broker has adequate time to forward such materials to the Depositary prior to the election deadline.

2.     INADEQUATE SPACE

       If there is inadequate space to complete any box or to sign this Broker Commission Form, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Broker Commission Form.

3.     METHOD OF DELIVERY

       The method of delivery of all documents (including this Broker Commission Form and the related Letter(s) of Transmittal and certificates) is at the option and risk of the beneficial holder, the registered holder and the Soliciting Broker. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. You should allow sufficient time to ensure delivery to the Depositary to permit this Broker Commission Form, the related Letter(s) of Transmittal and the certificate(s) representing tendered Common Shares and/or Preferred Shares to be received prior to the Expiration Date. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Depositary. COMPLETED BROKER COMMISSION FORMS SHOULD BE MAILED, TOGETHER WITH THE RELATED LETTER(S) OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING TENDERED COMMON SHARES AND/OR PREFERRED SHARES, TO THE DEPOSITARY AND NOT TO THE PURCHASER OR OLD STONE.


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4.     CONSTRUCTION

       All questions with respect to this Broker Commission Form (including, without limitation, questions relating to the timeliness and effectiveness of this Broker Commission Form) will be resolved by the Purchaser, in its sole discretion, and such resolution will be final and binding.

       With the consent the Purchaser, the Depositary may (but is not required to) waive any immaterial defects or variances in the manner in which the Broker Commission Form has been completed and submitted so long as the intent of the holder submitting this Broker Commission Form is reasonably clear. The Depositary, the Purchaser, any of the Purchaser's affiliates and Old Stone are under no obligation to provide notification of any defects in the surrender of any forms or certifications, and the Depositary, the Purchaser, any of the Purchaser's affiliates and Old Stone shall not be liable for any failure to give any such notification.

5.     QUESTIONS AND REQUESTS FOR INFORMATION

       Questions and requests for information or assistance may be directed to the Information Agent at its respective address and telephone numbers below. Additional copies of the Offer to Purchase, this Broker Commission Form or other materials may be obtained from the Information Agent as set forth below.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                              D.F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 549-6650


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